SCHEDULE 14A
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                                Exchange Act of 1934

Filed by the registrant  [X]

Filed by a party other than the registrant   [ ]

Check the appropriate box:

[ ]   Preliminary proxy statement
[ ]   Confidential, for use of the Commission only (as permitted by Rule
      14-6(e)(2))
[X]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         The First Australia Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         The First Australia Fund, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

      (1)   Title of each class of securities to which transaction applies:
      _________________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:
      _________________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      _________________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:
      _________________________________________________________________________

      (5)   Total Fee Paid:
      _________________________________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:
      _________________________________________________________________________

      (2)   Form, schedule or registration statement no.:
      _________________________________________________________________________

      (3)   Filing party:
      _________________________________________________________________________

      (4)   Date filed:
      _________________________________________________________________________

                                Gateway Center 3
                               100 Mulberry Street
                            Newark, New Jersey 07102
                                 (212) 214-1665

                                                               January 20, 1997

Dear Shareholder:

        The Annual Meeting of Shareholders is to be held at 2:00 p.m. on Thursday, March 13, 1997, at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. A Proxy Statement regarding the meeting, proxy card for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy are enclosed.

        At the Annual Meeting, the shareholders will elect the Fund's Class III Directors and will consider the ratification of the selection of Price Waterhouse LLP as independent public accountants. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

        Your Directors recommend that the shareholders vote in favor of each of the foregoing matters.

LAURENCE S. FREEDMAN                             BRIAN M. SHERMAN
Chairman                                         President


SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                 (This page has been left blank intentionally.)

                         THE FIRST AUSTRALIA FUND, INC.
                                Gateway Center 3
                               100 Mulberry Street
                            Newark, New Jersey 07102



                                   -----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 March 13, 1997

                                   -----------

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Australia Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on March 13, 1997, at 2:00 p.m. for the following purposes:

        (1) To elect five Directors to serve as Class III Directors for a three-year term;

        (2) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1997; and

        (3) To transact such other business as may properly come before the meeting or any adjournment thereof.


        The Board of Directors has fixed the close of business on January 2, 1997 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment thereof.

                                             By Order of the Board of Directors,
                                             Roy M. Randall, Secretary

Newark, New Jersey
January 20, 1997

IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                 (This page has been left blank intentionally.)

                                 PROXY STATEMENT

                         THE FIRST AUSTRALIA FUND, INC.
                                Gateway Center 3
                               100 Mulberry Street
                            Newark, New Jersey 07102



                                   -----------

                         Annual Meeting of Shareholders
                                 March 13, 1997

                                   -----------

                                  INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Australia Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York, on March 13, 1997, at 2:00 p.m. The approximate mailing date for this Proxy Statement is January 20, 1997.

        All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted in favor of Proposals 1 and 2. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102).

        The Board of Directors has fixed the close of business on January 2, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of January 2, 1997, the Fund had 16,914,278.02 shares of common stock outstanding, par value $.01 per share. To the knowledge of management of the Fund, no persons or group beneficially own more than five percent of the outstanding shares of common stock of the Fund.

        The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

        The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 1996 to any Fund shareholder upon request. To request a copy please call or write to the Fund's Administrator, Prudential Mutual Fund Management, Inc., Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102, Telephone: 1-800-451-6788.

                   PROPOSAL 1: ELECTION OF CLASS III DIRECTORS

        The Fund's By-laws provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. Sir Roden Cutler, David Lindsay Elsum, Laurence S. Freedman, Michael R. Horsburgh and William J. Potter, Directors who were elected to serve until the Meeting, have been nominated for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2000 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

        It is the intention of the persons named in the enclosed proxy to vote in favor of the election of persons listed below under Class III. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies will be voted for such substituted nominees as the Board of Directors may recommend.

        The following table sets forth certain information concerning each of the nominees for election as a Director of the Fund and each Director of the Fund. Each of the nominees is currently a Director of the Fund.

                                                                                                       Shares
                                                                                                    Beneficially
                                                                                                     Owned and %
                                          Present Office With the Fund,                               of Total
         Name and Address                    Principal Occupation or                   Director      Outstanding
   of Each Director or Nominee            Employment and Directorships          Age      Since     on 10/31/96 (1)
   ---------------------------            ----------------------------          ---      -----     ---------------

        Class I (Term Expiring at the Annual Meeting to be held in 1998)

Anthony E. Aaronson (++)         Director, The First Australia Prime            60        1985             -
116 South Anita Avenue          Income Fund, Inc. (since 1986); Tony
Los Angeles, CA 90049           Aaronson (textile agency) (since 1993);
                                Vice President, Fortune Fashions
                                (1992-1993); President, Fashion Fabric
                                Division, Forrest Fabrics (textiles)
                                (August 1991-1992); Director, PKE
                                Incorporated (consulting company)
                                (1988-1990); Director, Textile
                                Association of Los Angeles (1990-1993);
                                Vice President, Textile Association of
                                Los Angeles (1996-1997); Director,
                                O.T.C. Sales, Emday Fabrics Co.
                                (textiles) (1986-1991); Executive
                                Vice-President and Secretary-Treasurer,
                                J&J Textiles Inc. (1982-1986).







Roger C. Maddock*               Director, The First Australia Prime             46        1992             -
Union House, Union Street       Income Fund, Inc. and The First
St. Helier, Jersey              Commonwealth Fund, Inc. (since 1992);
Channel Islands JE4 8TQ         Chairman and Managing Director,
United Kingdom                  EquitiLink International Management
                                Limited (since 1985); Partner, Jackson Fox,
                                Chartered Accountants (since 1981); Director,
                                Worthy Trust Company Limited (since 1993);
                                Director, Professional Consultancy Services
                                Limited (since 1983); Director, Hollywell Spring
                                Limited (since 1987); Director, The EquitiLink
                                Private Gold Investment Fund Limited (since
                                1992); Director, CentraLink-EquitiLink
                                Investment Company Limited (since 1994).

Neville Miles                   Director, The First Australia Prime             50        1996             -
23 Regent Street                Income Fund, Inc. (since 1996); Director,
Paddington N.S.W. 2021          MaxiLink Limited (investment company);
Australia                       Director, Walker Corp. Limited
                                (property development); Director, First
                                Resources Development Fund Limited (investment
                                company); Executive Director, EL&C Baillieu
                                Limited (stock broker) (1994-1996); Executive
                                Director, Old Minnett Securities Limited
                                (stockbroker) (1988-1994).

John T. Sheehy (++)(*)          Director, The First Australia Prime             54        1985             -
1 Southwest Columbia            Income Fund, Inc. (since 1986), First
12th Floor                      Australia Prime Income Investment
Portland, OR 97258              Company Limited (since 1986) and The
                                First Commonwealth Fund, Inc. (since
                                1992); Managing Director, Black &
                                Company (broker- dealer and investment
                                bankers); Director, Greater Pacific Food
                                Holdings, Inc. (food industry investment
                                company) (since 1993); Partner, Sphere
                                Capital Partners (corporate consulting)
                                (since 1987); Director, Sphere Capital
                                Advisors (investment adviser); Director,
                                Sandy Corporation (corporate consulting,
                                communication and training) (since
                                1986); Associate Director, Bear,
                                Stearns & Co. Inc. (1985-1987);
                                previously, Limited Partner, Bear,
                                Stearns & Co. Inc.





        Class II (Term Expiring at the Annual Meeting to be held in 1999)

Harry A. Jacobs, Jr.*           Director, The First Australia Prime             75        1985           3,979
One New York Plaza              Income Fund, Inc. (since 1986);
New York, NY 10292              Chairman and Chief Executive Officer,
                                Prudential Mutual Fund
                                Management, Inc. (June -
                                September 1993); Senior Director,
                                Prudential Securities Incorporated (since
                                1986); previously, Chairman of the
                                Board, Prudential Securities Incorporated
                                (1982-1985); Chairman of the Board and
                                Chief Executive Officer, Bache
                                Group, Inc. (1977-1982); Trustee, The
                                Trudeau Institute (eleemosynary);
                                Director of 11 investment companies
                                affiliated with Prudential Securities
                                Incorporated.

Rt. Hon. Malcolm Fraser,        Director, The First Australia Prime             66        1985             -
 A.C., C.H. (+)                 Income Fund, Inc. (since 1986), First
55 Collins Street               Australia Prime Income Investment
Melbourne, Victoria 3000        Company Limited (since 1986) and The
Australia                       First Commonwealth Fund, Inc. (since
                                1992); Partner, Nareen Pastoral Company
                                (agriculture); Fellow, Center for International
                                Affairs, Harvard University; International
                                Council of Associates, Claremont University;
                                Member, ANZ International Board of Advice
                                (1987-1990); InterAction Council for Former
                                Heads of Government (1987-1993); Co-Chairman,
                                Commonwealth Eminent Persons Group on Southern
                                Africa (1985-1986); Chairman, United Nations
                                Committee on African Commodity Problems
                                (1989-1990); Consultant, The Prudential
                                Insurance Company of America; International
                                Consultant on Political, Economic and Strategic
                                Affairs (since 1983); Parliamentarian-Prime
                                Minister of Australia (1975-1983).





Howard A. Knight                Director, The First Australia Prime             54        1993             -
87 Cadogan Gardens              Income Fund, Inc. (since 1993); Director
Suite #1                        and Vice Chairman, Scandinavian
London SW3 2RD                  Broadcasting System SA (television and
United Kingdom                  radio broadcasting) (since July 1996);
                                Private Investor and Consultant
                                (1994-1996); President of Investment
                                Banking, Equity Transactions and
                                Corporate Strategy, Prudential Securities
                                Incorporated (1991-1994); formerly
                                Chairman and Chief Executive Officer,
                                Avalon Corporation (1984-1990);
                                Managing Director, President and Chief
                                Executive Officer, Weeks Petroleum
                                Limited (1982-1984); General Counsel,
                                member of the Executive Committee and
                                Director, Farrell Lines Incorporated
                                (1976-1982); Partner, Cummings &
                                Lockwood (1963-1976).

Brian M. Sherman*               President and Director of the Fund;             53        1985             -
Level 3                         President and Director, The First
190 George Street               Australia Prime Income Fund, Inc. (since
Sydney, N.S.W. 2000             1986); Joint Managing Director (since
Australia                       1986) and Chairman (since 1995), First
                                Australia Prime Income Investment Company
                                Limited; Director and Sole Vice President (since
                                1992) and Chairman (since 1995), The First
                                Commonwealth Fund, Inc.; Chairman and Joint
                                Managing Director, EquitiLink Limited (since
                                1986); Chairman and Joint Managing Director,
                                EquitiLink Australia Limited (since 1981);
                                Director, EquitiLink International Management
                                Limited (since 1985); Joint Managing Director,
                                MaxiLink Limited (since 1987); Executive
                                Director, MaxiLink Securities Limited (since
                                1987); Joint Managing Director, First Resources
                                Development Fund Limited (since 1994); Director,
                                Ten Group Limited (since 1994); Director,
                                telecasters North Queensland Limited (since
                                1993); Director, Sydney Organizing Committee for
                                the Olympic Games; Fund and Portfolio Manager,
                                Westpac Banking corporation (1976-1981);
                                Manager-Investments, Outwich Limited (an
                                affiliate of Baring Brothers & Co. Ltd.)
                                (merchant bank) (1972-1976).

Richard H. McCoy (++)(*)        Director, the First Australia Prime             54        1993             -
B.C.E. Place                    Income Investment Company Limited
P.O. Box 500                    (since 1993); Deputy Chairman, CIBC
Toronto, Ontario M5J 2S8        Wood Gundy Securities Inc. (investment
Canada                          dealer) (since 1978).







          Class III (Current Directors and Nominees for a Term Expiring at the Annual Meeting to be held in 2000)

Sir Roden Cutler, V.C.,         Chairman (1986-1995) and Director               80        1985             -
 A.K., K.C.M.G., K.C.V.O.,      (since 1986), The First Australia Prime
 C.B.E., K.St.J. (+)            Income Fund, Inc.; Chairman
22 Ginahgulla Road              (1986-1995) and Director (since 1986),
Bellevue Hill, N.S.W. 2023      First Australia Prime Income Investment
Australia                       Company Limited; Chairman (1992-1995)
                                and Director (since 1992), The First
                                Commonwealth Fund, Inc.; Australia
                                Director, Rothmans Holding Ltd.
                                (formerly Rothmans Pall Mall) (tobacco)
                                (1981-1994); Chairman, State Bank of
                                New South Wales (1981-1986); Governor
                                of New South Wales, Australia
                                (1966-1981).

David Lindsay Elsum,            Director, The First Australia Prime             59        1985             -
 A.M. (+)                       Income Fund, Inc. (since 1986), First
9 Maygrove                      Australia Prime Income Investment
South Yarra, Victoria 3141      Company Limited (since 1986) and The
Australia                       First Commonwealth Fund, Inc. (since
                                1992); Chairman, Health Computing Services
                                Limited; Director, MaxiLink Limited; President,
                                State Superannuation Fund of Victoria
                                (1986-1993); Director, IlTec Limited; Managing
                                Director, The MLC Limited (insurance)
                                (1984-1985); Managing Director, Renison
                                Goldfields Consolidated Limited (mining)
                                (1983-1984); Member, Corporations and Securities
                                Panel of the Australian Securities Commission of
                                Australian States and Territories; Chairman,
                                Queen Victoria Market; Director, First Resources
                                Development Fund.







Laurence S. Freedman*           Sole Vice President (since 1985) and            53        1985             -
Level 3                         Chairman (since 1995) of the Fund; Sole
190 George Street               Vice President and Director (since 1986)
Sydney, N.S.W. 2000             and Chairman (since 1995), The First
Australia                       Australia Prime Income Fund, Inc.; Joint
                                Managing Director, First Australia Prime Income
                                Investment Company Limited (since 1986);
                                President and Director, The First Commonwealth
                                Fund, Inc. (since 1992); Founder and Joint
                                Managing Director, EquitiLink Limited (since
                                1986); Joint Managing Director, EquitiLink
                                Australia Limited (since 1981); Director,
                                EquitiLink International Management Limited
                                (since 1985); Chairman and Joint Managing
                                Director, MaxiLink Limited (since 1987);
                                Executive Director, MaxiLink Securities Limited
                                (since 1987); Chairman and Joint Managing
                                Director, First Resources Development Fund
                                Limited (since 1994); Director, Ten Group
                                Limited (since 1994); Director, Telecasters
                                North Queensland Limited (since 1993); Managing
                                Director, Link Enterprises (International) Pty.
                                Limited (an investment management company)
                                (since 1980); Manager of Investments, Bankers
                                Trust Australia Limited (1978-1980); Investment
                                Manager, Consolidated Goldfields (Australia)
                                Limited (natural resources investments)
                                (1975-1978).

Michael R. Horsburgh            Director, The First Australia Prime             51        1985             -
675 Third Avenue                Income Fund, Inc. (since 1986); Director,
22nd Floor                      The First Commonwealth Fund, Inc.
New York, NY 10017              (since 1994); Director and Chief
                                Executive Officer, Carlson Investment
                                Management, Inc. (since 1991); Director,
                                The First Hungary Fund; Managing
                                Director, Barclays de Zoete Wedd
                                Investment Management (U.S.A.)
                                (1990-1991); Special Associate Director,
                                Bear, Stearns & Co. Inc., (1989-1990);
                                Senior Managing Director, Bear,
                                Stearns & Co. Inc. (1985-1989); General
                                Partner, Bear, Stearns & Co. Inc.
                                (1981-1985); previously, Limited Partner,
                                Bear, Stearns & Co. Inc.







William J. Potter+              Director, The First Australia Prime             48        1985           1,000
156 W. 56th Street              Income Fund, Inc. (since 1986), First
17th Floor                      Australia Prime Income Investment
New York, NY 10019              Company Limited (since 1986) and The
                                First Commonwealth Fund, Inc. (since 1992);
                                Partner, Sphere Capital Partners (corporate
                                consulting) (since 1989); President, Ridgewood
                                Partners, Ltd. (investment banking) (since
                                1989); Managing Director, Prudential-Bache
                                Securities Inc. (1984-1989); Director, National
                                Foreign Trade Association; Director, Alexandria
                                Bancorp Limited; Director, Battery Technologies,
                                Inc.; Director, Compuflex Inc.; Director,
                                Impulsora del Fondo Mexico; Director, Canadian
                                Health Foundation; First Vice President,
                                Barclays Bank, plc (1982-1984); previously,
                                various positions with Toronto Dominion Bank.


-----------

* Directors considered by the Fund and its counsel to be persons who are interested persons (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the 1940 Act)) of the Fund or of the Fund's investment manager or investment adviser. Mr. Jacobs is deemed to be an interested person because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934. Messrs. Freedman, Sherman and Maddock are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both. Mr. McCoy may be deemed to be an interested person because of his affiliation with CIBC Wood Gundy Securities Inc.

+    Messrs. Cutler, Elsum, Fraser and Potter are members of the Contract Review
Committee.

++   Messrs. Aaronson, McCoy and Sheehy are members of the Audit Committee.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. All shares listed in this table are owned with sole voting and investment power and in the aggregate represent less than 1/4 of 1% of the total shares outstanding as of October 31, 1996.


 Committees and Board of Director Meetings. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement, the Consultant Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating committee.

     During the Fund's fiscal year ended October 31, 1996, the Board of Directors held five meetings, the Audit Committee held two meetings and the Contract Review Committee held one meeting. Each of the Directors then in office attended at least 75% of the total number of the meetings of the Board of Directors and all meetings of the Committees of the Board on which he served, except Mr. Aaronson, who attended one of the two meetings of the Audit Committee, and Mr. Calvert- Jones, who attended only two of four Board Meetings held prior to his resignation. Mr. Calvert-Jones resigned from the Board at the September 12, 1996 meeting and was replaced at that time by Mr. Neville Miles.

 Officers of the Fund. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors, and, with the exception of Messrs. Manor, Sechos, Stark and Kozlowski, and Mesdames Bancroft and Sananikome-Fletcher, all of whom have served since the Fund was organized in 1985, are as follows: Brian
M. Sherman, President; Laurence S. Freedman, Vice President; David Manor (age
56), Treasurer; Ouma Sananikome-Fletcher (age 38), Assistant Vice President-Chief Investment Officer; Barry G. Sechos (age 35), Assistant Treasurer; Eugene S. Stark (age 39), Chief Financial Officer & Assistant Treasurer; Kenneth T. Kozlowski (age 35), Assistant Treasurer; Roy M. Randall (age 60), Secretary; Allan S. Mostoff (age 64), Assistant Secretary; and Margaret A. Bancroft (age 58), Assistant Secretary.

        The respective principal occupations during the past five years of the Fund's officers are as follows: Messrs. Sherman and Freedman, shown above in the table of nominees and Directors under "Proposal 1: Election of Class III Directors"; David Manor, Executive Director, EquitiLink Limited, Executive Director, EquitiLink Australia Limited, Director, EquitiLink International Management Limited, Director, EquitiLink U.S.A., Inc. and Director, President and Chairman of the Board of First Australia Mutual Funds, Inc. (1989-1991); Ouma Sananikome-Fletcher, Investment Director, EquitiLink Australia Limited (since 1994) and Executive Director, Banque Nationale de Paris (1986-1994); Barry G. Sechos, General Counsel to the EquitiLink Group (since 1993), Director, EquitiLink Australia Limited (since 1994) and Soliciter, Allen, Allen, & Hemsley (1986-1993); Eugene S. Stark, First Vice President (since January 1990), Prudential Mutual Fund Management, Inc.; Kenneth T. Kozlowski, Vice President, Prudential Mutual Fund Management, Inc. (since 1992) and Fund Accounting Manager, Pruco-Life Insurance Company (1990-1992); Roy M. Randall, Partner of Freehill, Hollingdale & Page (Australian law firm); Allan S. Mostoff and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

 Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 1, 1990 and an advisory agreement dated February 1, 1990.

        The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at Union House, Union Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly owned subsidiary of EquitiLink Limited, an Australian corporation. The registered offices of both the Investment Adviser and EquitiLink Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia. EquitiLink Limited is a public company whose ordinary shares are listed on the Australian Stock Exchange Limited.

        Messrs. Freedman and Sherman, both Directors of the Fund, serve as directors of the Investment Manager. Mr. Maddock, a Director of the Fund, is also chairman and managing director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager. Messrs. Freedman and Sherman also serve as, respectively, joint managing director, and joint managing director and chairman, of the Investment Adviser, and are the principal shareholders of EquitiLink Limited. Mr. Maddock is also a shareholder of EquitiLink Limited.

        During the fiscal year ended October 31, 1996, Professional Consultancy Services Limited, a limited company organized under the laws of Jersey, Channel Islands, provided administrative services to the Investment Manager in connection with its activities on behalf of the Fund and other U.S. and foreign investment companies and entities in return for a fee in the amount of $240,000. Mr. Maddock is a director and a principal shareholder of Professional Consultancy Services Limited.

 Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1996. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards of funds in the fund complex on which the Director serves.

                               Compensation Table
                           Fiscal Year Ended 10/31/96



                                                                                                      Total
                                                             Pension or                           Compensation
                                         Aggregate           Retirement          Estimated       From Registrant
                                        Compensation      Benefits Accrued        Annual            and Fund
                                            From             As Part of        Benefits Upon      Complex Paid
Name of Person, Position                 Registrant        Fund Expenses        Retirement        to Directors
------------------------                 ----------        -------------        ----------        ------------

Anthony E. Aaronson..................      $7,500               N/A                  N/A            $21,250(2)
John A. Calvert-Jones (through
   Sept. 1996).......................       5,625               N/A                  N/A             15,938(2)
Sir Roden Cutler.....................       7,500               N/A                  N/A             29,250(3)
David Lindsay Elsum..................       7,500               N/A                  N/A             29,250(3)
Rt. Hon. Malcolm Fraser..............       7,500               N/A                  N/A             29,250(3)
Laurence S. Freedman.................           0               N/A                  N/A                  0(3)
Michael R. Horsburgh.................       7,500               N/A                  N/A             29,250(3)
Harry A. Jacobs, Jr..................           0               N/A                  N/A                  0(2)
Howard A. Knight.....................       7,500               N/A                  N/A             21,250(2)
Richard H. McCoy.....................       7,500               N/A                  N/A              7,500(1)
Roger C. Maddock.....................           0               N/A                  N/A                  0(3)
Neville Miles (since Sept. 1996).....       1,875               N/A                  N/A              5,313(2)
William J. Potter....................       7,500               N/A                  N/A             29,250(3)
John T. Sheehy.......................       7,500               N/A                  N/A             29,250(3)
Brian M. Sherman.....................           0               N/A                  N/A                  0(3)


        The Board of Directors recommends that holders of Common Stock vote FOR the election of the five nominees to the Fund's Board of Directors.

             PROPOSAL 2: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 1997. Such appointment is now subject to ratification or rejection by the shareholders of the Fund.

        Audit services performed by Price Waterhouse LLP during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by such firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

        Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

        The Board of Directors recommends that shareholders vote FOR ratification of the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending October 31, 1997.

                                  OTHER MATTERS

        The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

                             ADDITIONAL INFORMATION

 Expenses. The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid approximately $8,000 by the Fund and the Fund will reimburse SCC for its related expenses.

 Vote Required. The presence in person or by the proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting. Approval of the election of Class III of the Board of Directors (Proposal 1) and ratification of the selection of the independent public accountants (Proposal 2) will require the affirmative vote of the holders of a majority of the outstanding shares present or represented by proxy at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

 Shareholder Proposals. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 1998 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by September 22, 1997.

                                      By Order of the Board of Directors,
                                      Roy M. Randall, Secretary

Gateway Center 3
100 Mulberry Street
Newark New Jersey 07102
January 20, 1997

                   PROXY THE FIRST AUSTRALIA FUND, INC. PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 Annual Meeting of Shareholders - March 13, 1997

        The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Australia Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Fund, Inc. to be held at One Seaport Plaza, New York, New York, on March 13, 1997, at 2:00 p.m., New York City time, and any adjournment thereof.

        Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (1), (2) and (3).

1. The election of five directors to serve as Class III Directors for a three-year term:

FOR all nominees listed below                     WITHHOLD AUTHORITY
(except as marked to the contrary below)[ ]       to vote for all nominees
                                                  listed below [ ]


     Nominees: Sir Roden Cutler, David Lindsay Elsum, Laurence S. Freedman,
               Michael R. Horsburgh and William J. Potter.

     (INSTRUCTION:  To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)

2. Ratification of the selection of Price Waterhouse LLP as independent public accountants.

    [ ]FOR  [ ] AGAINST  [ ] ABSTAIN

3. In their discretion on any other business which may properly come before the meeting or any adjournment thereof.

    [ ] FOR DISCRETIONARY AUTHORITY [ ] WITHHOLD DISCRETIONARY AUTHORITY

                                        Please sign exactly as your name or
                                        names appear hereon. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give your
                                        full title or status.

                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        ----------------------------------------
                                        (Signature of Joint Tenant, if any)

                                        Date        , 1997

            PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED